Interface: A differentiated global flooring leader Purpose-driven growth with disciplined execution 50+ year history INVESTOR UPDATE | AUGUST 2026

2 This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward- looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward- looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2025, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: A Compelling Investment”, “Large, Attractive Market Opportunity”, “Strategy: One Interface”, “Net Sales Growth Outpacing the Industry”, “Strong Positioning in Diversified Segments”, “Commercially-Driven Innovation”, “Industry Leading Adjusted Gross Profit Margins”, and “Capital Allocation Strategy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non- GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Financial Performance section below. Note: Sum of reconciling items may differ from total due to rounding of individual components FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

BILLION*$1.4 IN GLOBAL REVENUE COUNTRIES 100+ SALES IN 6 MANUFACTURING SITES ON 4 CONTINENTS EMPLOYEES WORLDWIDE3,600 ~30 INTERFACE SHOWROOMS PREMIUM BRANDS WITH ATTRACTIVE MARGINS END MARKET DIVERSIFICATION CORPORATE EDUCATION HEALTHCARE 60% Americas 29% Europe 11% Asia-Pacific *figures represent LTM Q2 2026 Net Sales and Percentage of LTM Q2 2026 Net Sales REGIONAL NET SALES BREAKDOWN*

INSTALLATION INDOOR AIR QUALITY INTERFACE: A COMPELLING INVESTMENT RECOGNIZED GLOBAL LEADER DESIGN PERFORMANCE SUSTAINABILITY WITHOUT COMPROMISE STRONG FINANCIAL FOUNDATION INDUSTRY LEADING MARGINS STRONG BALANCE SHEET OUTPACING INDUSTRY GROWTH COMMITMENT TO EMPLOYEES & CUSTOMERS WINNING, PURPOSE-DRIVEN CULTURE WORLD CLASS SELLING TEAMS STRONG CULTURE SURVEY RESULTS

CARPET TILE LUXURY VINYL TILE (LVT) RUBBER Commercial flooring trusted by the world's architects, designers, facility managers, and contractors.

LARGE, ATTRACTIVE MARKET OPPORTUNITY

Interface®

$39B
Global Commercial Flooring

$9+B
Interface Served Market

- Solid market fundamentals
- Significant organic growth opportunities across soft and hard surface, to be captured through strategy execution and product innovation
- Ongoing refresh cycles in core segments: office, healthcare, & education



Hard Surface
Ceramic Tile $12
Wood $7
Other Resilient $3
LVT $3
Laminate $2
Rubber $1
Other
Soft Surface
Carpet Tile $5
Broadloom $5

Global Commercial Flooring Segment ($ in billions)

Source: *Market Insights LLC*

RUBBER CARPET TILE LVT  Build strong global functions to support our world-class local selling teams  Accelerate growth through enhanced commercial productivity  Expand margins through global supply chain management and simplifying operations  Lead in design, performance, and sustainability STRATEGY: ONE INTERFACE

$1,261 $1,316 $1,387 $1,441 FY23 FY24 FY25 LTM Q2 2026  One Interface combined U.S. selling teams accelerating growth through commercial productivity and full portfolio cross-selling  Continued growth of nora rubber through product innovation, such as noravant , which is a new resilient platform to capture incremental opportunities in key segments  Addressable market expansion in carpet tile and LVT with more accessible price points, such as our Open Air carpet tiles and 3mm LVT NET SALES GROWTH OUTPACING THE INDUSTRY $ in millions

Note: Figures represent LTM Q2 FY26 and may not sum to 100% due to rounding 45% Corporate GLOBAL BILLINGS BY CUSTOMER SEGMENT Healthcare Corporate Education Other  Increase in return to office mandates driving refreshes, especially in Class A space  Premium products competitively advantaged in design, performance, and sustainability  Regional migration driving segment growth  K-12 schools modernizing and expanding facilities  Higher education campus investments to attract students in a competitive market  Aging population, longer life expectancies and increased technology use supporting demand  One Interface combined U.S. sales teams finding new opportunities to sell our full suite of products  Includes Government, Retail, Residential Living, Hospitality, Consumer Residential and all other segments STRONG POSITIONING IN DIVERSIFIED SEGMENTS

ONE SYSTEM EVERY SPACE CARPET TILE, LVT, AND NORA® RUBBER.  LUXURY VINYL TILE (LVT)  RUBBER ED U C ATIO N H EALTH C AR E O FFIC E Birmingham City University, Uk University Of Huddersfield, Uk Hogeschool Rotterdam Business School, NL © Studio Beeldwerken

 Resilient innovations to unlock new opportunities  More carpet tile options at accessible price points  Segment-focused designs  Sought-after aesthetics COMMERCIALLY-DRIVEN INNOVATION Targeted, strategic, commercially-aligned new product development to capture share and expand addressable market

CARBON CALCULATOR To estimate a project’s carbon savings REGIONALLY SPECIFIC CERTIFICATIONS For customer documentation INTERFACE DESIGN STUDIO FLOORPLANS Including carbon impact information LOW CARBON FOOTPRINT PRODUCTS 200+ cradle-to-gate carbon negative styles; low carbon footprint portfolio CQuest BioX SUSTAINABILITY THAT’S SPECIFIABLE

INTERFACE IMPACT REPORT 2025 Our website content and the linked 2025 Impact Report is not a part of, or incorporated into, this presentation. ESG at Interface Our 2025 Impact Report highlights our efforts to reduce our environmental footprint, advance circularity, make Interface a great place to work, support our surrounding communities, and operate responsibly throughout our value chain. Learn more about our efforts in the ESG section of our investor site where you will find our latest 2025 Impact Report as well as other ESG Resources.

35.4% 37.1% 39.0% 40.5% FY23 FY24 FY25 LTM Q2 2026  Globalizing core functions to support our world-class local selling teams  Investing in automation and robotics to drive productivity, waste reduction, and increased capacity to service growth without increasing headcount  Leading in design to capture premium priced market share while diversifying end market and product segmentation to drive incremental profitable growth  Reducing organizational complexity INDUSTRY LEADING ADJUSTED GROSS PROFIT MARGINS* * See Financial Performance section for a reconciliation of Non-GAAP figures

15 We have a capital allocation strategy that is balanced and disciplined, with a focus on investing in the business, conservative use of debt, and prioritizing long-term shareholder value. Return excess cash to Shareholders Utilize strong free cash flow to return excess cash to shareholders Explore M&A Opportunities Through a rigorous and disciplined process, evaluate potentially accretive M&A transactions that are aligned with our strategy and that can accelerate growth and margin expansion Manage leverage Disciplined use of debt to manage net leverage conservatively Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness CAPITAL ALLOCATION STRATEGY

Financial Performance

Return on Invested Capital 19.8% 17 Currency-Neutral YoY Net Sales Growth +3.8% Net Sales $396 Adjusted Gross Profit Margin 45.0% Adjusted Operating Income $75 18.9% of Net Sales Q2 2026 Adjusted Earnings Per Diluted Share $0.88 * See subsequent slides for a reconciliation of Non-GAAP figures ($ in millions, except EPS) LTM Net Debt / Adjusted EBITDA 0.5x Cash From Operations $178 Capital Expenditures $54 Adjusted EBITDA $250 17.4% of Net Sales FINANCIALS AT A GLANCE

($ in millions, except EPS) 2026 2025 Change 2026 2025 Change Net Sales $395.7 $375.5 5.4% $726.7 $672.9 8.0% Gross Profit 178.1 148.0 20.3% 304.8 258.9 17.7% % of Net Sales 45.0% 39.4% 560 bps 41.9% 38.5% 346 bps SG&A Expense 103.2 95.9 7.5% 197.6 183.7 7.6% % of Net Sales 26.1% 25.5% 53 bps 27.2% 27.3% (11) bps Operating Income 74.9 52.0 43.9% 107.2 75.3 42.5% % of Net Sales 18.9% 13.9% 507 bps 14.8% 11.2% 357 bps Net Income 51.4 32.6 57.9% 75.0 45.6 64.6% % of Net Sales 13.0% 8.7% 432 bps 10.3% 6.8% 355 bps Diluted EPS $0.88 $0.55 60.0% $1.28 $0.77 66.2% Second Quarter First Six Months 18 GAAP FINANCIAL RESULTS

19 * See subsequent slides for a reconciliation of Non-GAAP figures ADJUSTED FINANCIAL RESULTS*

35.4% 37.1% 39.0% 40.5% FY23 FY24 FY25 LTM Q2 2026 $1.00 $1.46 $1.94 $2.38 FY23 FY24 FY25 LTM Q2 2026 $162 $189 $218 $250 12.8% 14.4% 15.7% 17.4% FY23 FY24 FY25 LTM Q2 2026 Adjusted EBITDA and Adjusted EBITDA % of Net Sales Adjusted Earnings Per Diluted Share 20 * See subsequent slides for a reconciliation of Non-GAAP figures $1,261 $1,316 $1,387 $1,441 FY23 FY24 FY25 LTM Q2 2026 Net Sales $ in millions ($ in millions) REVENUE AND PROFITABILITY METRICS* Adjusted Gross Profit Margin %

21 Note: Sum of reconciling items may differ from total due to rounding of individual components RECONCILIATION OF NON-GAAP FIGURES

22 (1) Represents insurance recovery of loss recognized in the first quarter of 2023. (2) Represents insurance recovery of loss recognized in the second quarter of 2020. (3) In 2024, our Thailand subsidiary was substantially liquidated. In 2023, our Russia and Brazil foreign subsidiaries were substantially liquidated. The related cumulative translation adjustment was recognized in other expense. (4) In July 2025, Germany enacted tax legislation to reduce the German corporate income tax rate by 1% annually from 2028 to 2032. This resulted in a review and remeasurement of the Company’s German deferred tax assets and liabilities and a non-cash credit to income tax expense in the third quarter of 2025. Note: Sum of reconciling items may differ from total due to rounding of individual components RECONCILIATION OF NON-GAAP FIGURES

Note: Sum of reconciling items may differ from total due to rounding of individual components (1) Represents insurance recovery of loss recognized in the first quarter of 2023. (2) Represents insurance recovery of loss recognized in the second quarter of 2020. (3) In 2024, our Thailand subsidiary was substantially liquidated. In 2023, our Russia and Brazil foreign subsidiaries were substantially liquidated. The related cumulative translation adjustment was recognized in other expense. 23 RECONCILIATION OF NON-GAAP FIGURES